NRDC Acquisition Corp. Announces Conference Call to Discuss Plan to Continue Business as a REIT

NEW YORK, August 11, 2009 – NRDC Acquisition Corp. (“NRDC Acquisition”) (NYSE Amex: NAQ), a public investment vehicle, announced that it will host a conference call at 11:00am Eastern Time, on Thursday, August 13, 2009, to discuss the proposed transactions contemplated by its previously announced Framework Agreement, dated as of August 7, 2009, between NRDC Acquisition and NRDC Capital Management LLC, which will result in NRDC Acquisition continuing its business as a corporation that will qualify as a real estate investment trust for U.S. federal income tax purposes, commencing with its taxable year ending December 31, 2010, under its proposed new name, Retail Opportunity Investments Corp. The call will be open to the public and can be accessed by dialing (877) 407-9210 (callers within the U.S.) or (201) 689-8049 (callers outside the U.S.). The number should be dialed at least 10 minutes prior to the start of the call. An online simulcast of the call and an investor presentation for the transaction will be available on online at www.investorcalendar.com and searching under NRDC Acquisition’s stock symbol, “NAQ”. If you are unable to participate in the call, a “playback” via telephone will be available until August 20, 2009 at 11:59 PM Eastern time by dialing (877) 660-6853 (callers within the U.S.) or (201) 612-7415 (callers outside the U.S.) and entering the following passcodes: Account 286 and Conference ID 330506. A “playback” via web-cast will also be available online until November 13, 2009 at 11:50 PM Eastern time. The slides complementary to the presentation will be available prior to the call on the web site of the SEC at www.sec.gov as part of an NRDC Acquisition 8-K filing to be made prior to the call.

NRDC Acquisition Corp.

NRDC Acquisition is a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination, one or more assets or control of one or more operating businesses. Since its initial public offering, NRDC Acquisition’s activities have been limited to identifying and evaluating prospective acquisition targets.

Forward-looking statements

This press release includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. NRDC Acquisition’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, NRDC Acquisition’s expectations with respect to future performance, anticipated financial impacts of the proposed transactions, certificate of incorporation and warrant amendments and related transactions; approval of the proposed certificate of incorporation and warrant amendments and related transactions by stockholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions, certificate of incorporation and warrant amendments and related transactions; and the timing of the completion of the proposed transactions, certificate of incorporation and warrant amendments and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NRDC Acquisition’s control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

• Our ability to identify and acquire retail real estate and real estate-related debt investments that meet our investment standards and the time period required for us to acquire our initial portfolio of our target assets;

• The level of rental revenue and net interest income we achieve from our target assets;

• The market value of our assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which we invest;

• The length of the current economic downturn;

• The conditions in the local markets in which we will operate, as well as changes in national economic and market conditions;

• Consumer spending and confidence trends;

• Our ability to enter into new leases or to renew leases with existing tenants at the properties we acquire at favorable rates;

• Our ability to anticipate changes in consumer buying practices and the space needs of tenants;

• The competitive landscape impacting the properties we acquire and their tenants;

• Our relationships with our tenants and their financial condition;

• Our use of debt as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

• The level of our operating expenses, including amounts we are required to pay to our management team and to engage third party property managers;

• Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings; and

• Legislative and regulatory changes (including changes to laws governing the taxation of real estate investment trusts).

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure of other closing conditions.

NRDC Acquisition cautions that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in NRDC Acquisition’s most recent filings with the Securities and Exchange Commission (“SEC”) and in the definitive proxy statement to be used in connection with the transactions contemplated by the Framework Agreement, as described below. All subsequent written and oral forward-looking statements concerning NRDC Acquisition, the Framework Agreement, the related transactions or other matters and attributable to NRDC Acquisition or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. NRDC Acquisition cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. NRDC Acquisition does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

NRDC Acquisition has filed a preliminary proxy statement with the SEC in connection with the proposed transactions, certificate of incorporation amendments and the warrant amendments and to mail a definitive proxy statement and other relevant documents to NRDC Acquisition’s stockholders and warrantholders. NRDC Acquisition’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement, and, when available, amendments thereto, if any, and the definitive proxy statement in connection with solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and warrantholders to be held to approve the transactions, certificate of incorporation amendments and the warrant amendments because this proxy statement will contain important information about NRDC Acquisition and the proposed transactions. Such persons can also read NRDC Acquisition’s final prospectus from its initial public offering dated October 23, 2007, its annual report on form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 13, 2009, as amended (“Annual Report”) and other reports as filed with the SEC, for a description of the security holdings of NRDC Acquisition’s officers and directors and their affiliates and their other respective interests in the successful consummation of the proposed transactions. The definitive proxy statement will be mailed to stockholders and warrantholders as of a record date to be established for voting on the proposed transactions, certificate of incorporation amendments and the warrant amendments and related transactions. Stockholders and warrantholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, NY 10577, Attention: Joseph Roos, telephone (914) 272-8066.

Participation in Solicitation

NRDC Acquisition, and its respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies for the special meetings of NRDC Acquisition’s stockholders and NRDC Acquisition’s warrantholders to approve the proposed transaction. A list of the names of those directors and officers and descriptions of their interests in NRDC Acquisition is contained in NRDC Acquisition’s Annual Report. NRDC Acquisition’s stockholders and warrantholders may also obtain additional information about the interests of its directors and officers in the transactions by reading the preliminary proxy statement and other relevant materials to be filed by NRDC Acquisition with the SEC when they become available.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions.

Media Contact:
Lori Rhodes
LWP LLC
264 West 40th Street, PH1
New York, NY 10018
(212) 252-8881

Investor Contact:
Joseph Roos
NRDC Acquisition Corp.
3 Manhanttanville Road
Purchase, NY 10577
(914) 272- 8066